Exhibit 10.4

EXECUTION VERSION

FIFTH AMENDMENT to amended and restated credit AGREEMENT and WAIVER AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT (this “Agreement”), dated as of September 8, 2025 (the “Effective Date”), is among AstroNova, Inc., a Rhode Island corporation (the “Borrower”), the Guarantor party hereto, and Bank of America, N.A. (the “Lender”). Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of July 30, 2020 (as amended, restated, amended and restated, extended, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), by and among the Borrower, the Guarantors party thereto and the Lender;

WHEREAS, the Borrower has requested that the Lender (a) make certain amendments and modifications to the Existing Credit Agreement and (b) waive the Event of Default that has occurred and is continuing under Section 8.01(b) of the Credit Agreement as a result of the Borrower’s failure to comply with the minimum Consolidated Interim Fixed Charge Coverage Ratio set forth in Section 7.11 of the Credit Agreement for the Interim Measurement Period ended July 31, 2025 (the “Specified Event of Default”);

WHEREAS, the Borrower and the Lender wish to (a) amend the Existing Credit Agreement and (b) waive the Specified Event of Default, in each case, as set forth herein;

NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.
Section 2.
Amendments. The Existing Credit Agreement is hereby amended as follows (the Existing Credit Agreement, as so amended or otherwise modified by this Agreement, the “Credit Agreement”):
(a)
The following definitions are hereby added in Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order:

“Fifth Amendment” means the Fifth Amendment to Amended and Restated Credit Agreement and Waiver Agreement, dated as of the Fifth Amendment Effective Date, between the Loan Parties and the Lender.

“Fifth Amendment Effective Date” means September 8, 2025.

(b)
The definition of “Excluded Property” in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Excluded Property” means, with respect to any Loan Party, (a) (i) any owned real property (other than Material Real Property) and (ii) any leased real property; (b) unless requested by the Lender, any Intellectual Property for which a perfected Lien thereon is not effected either by filing of a Uniform Commercial Code financing statement or by appropriate evidence of such Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office; (c) unless requested by Lender, any personal property (other than personal property described in clause (b) above) for which the attachment or perfection of a Lien thereon is not governed by the Uniform Commercial Code; (d) unless requested by Lender if an Event of Default has occurred and is continuing, the Equity Interests of any Immaterial Subsidiary, (e) any Escrow Account.

(c)
Section 6.14(b) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(b) Real Property. If any Loan Party intends to acquire a fee ownership interest in any real property (“Real Estate”) after the Closing Date and such Real Estate has a fair market value in excess of $500,000 (“Material Real Property”), it shall provide to the Lender within sixty (60) days, or, with respect to the Real Estate located at 630 Lively Boulevard, Elk Grove Village, Illinois 60077, as soon as reasonably practicable and in any event by October 31, 2025 (in each case, or such extended period of time as agreed to by the Lender in writing; provided, that, if, as of October 31, 2025, such Loan Party has not provided such Mortgage and such Mortgaged Property Support Documents for the Real Estate located at 630 Lively Boulevard, Elk Grove Village, Illinois 60077 but is actively working in good faith to provide such Mortgage and such Mortgaged Property Support Documents, such deadline shall be extended to November 30, 2025), a Mortgage and such Mortgaged Property Support Documents as the Lender may request to cause such Real Estate to be subject at all times to a first priority, perfected Lien (subject in each case to Permitted Liens) in favor of the Lender for the benefit of the Secured Parties to secure the Secured Obligations pursuant to the terms and conditions of the Collateral Documents.

(d)
Section 6.18 of the Existing Credit Agreement is hereby amended to add a new paragraph at the end of such Section to read as follows:

Without limiting anything in the foregoing paragraph of this Section 6.18, the Borrower shall (i) by October 31, 2025 (or such extended period of time as agreed to by the Lender in writing; provided, that, if, as of October 31, 2025, the Borrower has not provided the following “Phase II” Environmental Site Assessment but is actively working in good faith to provide such “Phase II” Environmental Site Assessment, such deadline shall be extended to November 30, 2025), at the expense of the Borrower, provide to the Lender a “Phase II” Environmental Site Assessment with respect to the Real Estate at 600 East Greenwich Ave., West Warwick, RI 02893 and (ii) as soon as reasonably practicable thereafter (in light of the relevant action to be taken), complete or conduct (as applicable) any compliance, removal or remedial action in connection with any Hazardous Materials on such Real Estate as set forth in such “Phase II” Environmental Site Assessment as reasonably required by the Lender in light of any relevant requirements under applicable law and the Lender’s internal standards and policies.

Section 3.
Waiver.
(a)
Subject to the satisfaction of all of the terms and conditions set forth in this Agreement, the Lender hereby waives the Specified Event of Default and agrees that the Specified Event of Default is no longer continuing for purposes of the Credit Agreement and the other Loan Documents. Except for the specific waiver expressly set forth in this Section 3(a), nothing contained herein shall be construed to constitute a waiver of (i) any rights or remedies the Lender may have under the Credit Agreement or any other Loan Document or under applicable Law or (ii) any Loan Party’s obligation to comply fully with, or the Lender’s right to strictly enforce, all duties, terms, conditions, obligations and covenants of the Loan Parties contained in the Credit Agreement and the other Loan Documents. The waiver set forth in this Section 3(a) is a one-time waiver, is effective only with respect to the Specified Event of Default, and does not obligate the Lender to waive any other Default, now existing or hereafter arising, or consent to any departure from any of the terms of the Loan Documents. The waiver, provisions, and agreements set forth in this Agreement shall not establish a custom or course of dealing or conduct between the Lender, on one hand, and the Loan Parties, on the other hand.
(b)
In consideration of the Lender’s willingness to enter into this Agreement, each of the Loan Parties hereby releases and forever discharges the Lender and each of its Related Parties affiliates from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case, to the extent arising in connection with the Loan Documents or the Obligations or any of the negotiations, activities, events or circumstances arising out of or in any way related to the Loan Documents or the Obligations and existing on the Effective Date, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Loan Parties may have or claim to have against any of the Lender or any of its Related Parties.
Section 4.
Conditions to Effectiveness. This Agreement shall become effective on the Effective Date upon satisfaction of the following conditions:
(a)
The Lender’s receipt of this properly executed Agreement, duly executed by the Borrower, the Guarantor party hereto, and the Lender.
(b)
The Borrower shall have paid in full (i) all fees owing to the Lender pursuant to any fee letter entered into in connection with this Agreement and (ii) all reasonable out-of-pocket costs and expenses (including the reasonable fees, charges and expenses of counsel to the Lender) incurred by the Lender in connection with the preparation, execution and delivery of this Agreement.
Section 5.
Representations and Warranties. Each Loan Party represents and warrants as follows:
(a)
It has taken all necessary action (including all necessary action of its board of directors and all necessary action, if any, of its shareholder(s)) to authorize the execution, delivery and performance of this Agreement.
(b)
This Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Agreement, other than (i) any of the foregoing that has already been obtained or made, (ii) filings to perfect or otherwise evidence security interests, mortgages or other Liens in the Collateral and (iii) filings with the SEC in connection with the Loan Parties’ disclosure obligations under securities laws.
(d)
Each of the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date of this Agreement (after giving effect hereto), except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit

Agreement; provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they were true and correct in all material respects as of such earlier date and (ii) any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) without duplication of such materiality qualifiers as of such date or such earlier date, as applicable.
(e)
Other than the Specified Event of Default, no event has occurred and is continuing which constitutes a Default.
(f)
The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Lender, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.
Section 6.
Acknowledgments and Affirmations of the Loan Parties. Each Loan Party hereby ratifies the Credit Agreement and expressly acknowledges the terms of this Agreement and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby and thereby, and agrees it is bound by all terms of the Credit Agreement applicable to it and agrees to observe and fully perform its respective Obligations, (ii) its respective guarantee, if any, pursuant to Article IX of the Credit Agreement and (iii) its grant of Liens on the Collateral to secure its Secured Obligations pursuant to the Collateral Documents.
Section 7.
Other. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed (a) that each reference in each Loan Document to the Original Credit Agreement or the Existing Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement and (b) that this Agreement is a Loan Document.
Section 8.
Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE JURISDICTION, SERVICE OF PROCESS AND WAIVER OF JURY TRIAL PROVISIONS SET FORTH IN SECTIONS 10.13 AND 10.14 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AND SHALL APPLY MUTATIS MUTANDIS HERETO.
Section 9.
Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
Section 10.
Electronic Execution; Counterparts. Subject to Section 10.17 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using

Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. The authorization under this Section 10 may include use or acceptance by the Lender of a manually signed paper copy of this Agreement which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed copy of this Agreement converted into another format, for transmission, delivery and/or retention.
Section 11.
Further Assurances. Each Loan Party agrees to promptly take such action, upon the request of the Lender, as is necessary to carry out the intent of this Agreement.
Section 12.
No Actions, Claims, etc. As of the date hereof, each Loan Party hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Lender or the Lender’s respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Existing Credit Agreement on or prior to the date hereof.

[Signature pages follow]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed under seal on the date first above written.

BORROWER: ASTRONOVA, INC.,

a Rhode Island corporation

By: /s/ Thomas D. DeByle

Name: Thomas D. DeByle

Title: CFO

GUARANTOR: ASTRO MACHINE CORPORATION,

a Delaware corporation

By: /s/ Thomas D. DeByle

Name: Thomas D. DeByle

Title: CFO

Signature Page to Fifth Amendment and Waiver Agreement

DOCPROPERTY DOCXDOCIDEMPTY \* MERGEFORMAT

LENDER: BANK OF AMERICA, N.A.,

as the Lender

By: /s/ Timothy J. Waltman

Name: Timothy J. Waltman

Title: Senior Vice President

Signature Page to Fifth Amendment and Waiver Agreement

DOCPROPERTY DOCXDOCIDEMPTY \* MERGEFORMAT